Exhibit 99.2

Flagstone Reinsurance Holdings, S.A.

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2012

Flagstone Reinsurance Holdings, S.A.
65 Avenue de la Gare, L-1611
Luxembourg
Grand Duchy of Luxembourg

Contact Information:
Brenton Slade
Chief Marketing Officer
+352 273 515 15

Website Information:
www.flagstonere.com

This report is for informational purposes only.  It should be read in conjunction with the documents that we file with the Securities and Exchange Commission ("SEC")
pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

			Page(s)
Basis of Presentation and Recent Developments			1
Cautionary Statement Regarding Forward-Looking Statements			2
Regulation G - Non-GAAP Financial Measures			4
I.	Income Statements
	a.	Consolidated Statements of Income (Loss) - Quarterly	5
	b.	Gross Premiums Written by Line of Business and Geographic Area of Risk	6
II.	Consolidated Balance Sheets		7
III.	Investment Portfolio Composition		8
IV.	Loss Reserve - Paid to Incurred Analysis		9
V.	Share Analysis
	a.	Capitalization	10
	b.	Earnings Per Common Share Information - As Reported	11
	c.	Basic and Diluted Book Value Per Common Share Analysis	12
VI.	Non-GAAP Financial Measure Reconciliation		13

FLAGSTONE REINSURANCE HOLDINGS, S.A.
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	Unless otherwise noted, all data is in thousands, except for share amounts, per share amounts and percentages.

•
The debt to capitalization ratio is an indication of the Company’s leverage.  It is calculated by dividing the Company’s long term debt by the total capital.  Total capital represents the sum of Flagstone shareholders’ equity plus long term debt.

•	N/A - means not applicable.

•
In presenting the Company’s results, management has included and discussed certain “non-GAAP” financial measures, as such term is defined in Regulation G promulgated by the SEC.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.  However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.  The reconciliation of such non-GAAP financial measures to their respective most directly comparable U.S. GAAP financial measures in accordance with Regulation G is included in this financial supplement.

•
As previously announced on April 2, 2012, and on April 3, 2012, the Company announced definitive agreements to divest its Island Heritage and Lloyd’s segments, respectively.  The Island Heritage transaction closed on April 5, 2012 and the Lloyd’s transaction closed on August 20, 2012. Except as explicitly described as held for sale or as discontinued operations, and unless otherwise noted, all discussions and amounts presented herein relate to the continuing operations. All prior years presented have been reclassified to conform to this new presentation.

•
As previously announced on August 30, 2012, the boards of directors of both Validus Holdings, Ltd. (“Validus”) and Flagstone have approved a definitive merger agreement pursuant to which Validus will acquire all of the issued and outstanding shares of Flagstone. Under the terms of the agreement, Flagstone shareholders will receive 0.1935 Validus voting common shares and $2.00 in cash for each Flagstone share. The transaction provides Flagstone shareholders with a 19.4% premium and $8.43 of value per share based on the closing share price for each of Validus and Flagstone as of Wednesday, August 29, 2012 and represents an aggregate equity value of $623.2 million.  Completion of the transaction, which is expected to occur in the fourth quarter of 2012, is subject to customary closing conditions, including obtaining regulatory approvals and the approval of Flagstone’s shareholders.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

Cautionary Statement Regarding Forward-Looking Statements

This report may contain, and the Company may from time to time make, written or oral “forward-looking statements” within the meaning of the U.S. Federal securities laws, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside the Company’s control, that could cause actual results to differ materially from such statements. In particular, statements using words such as “may”, “should”, “estimate”, “expect”, “anticipate”, “intend”, “believe”, “predict”, “potential”, or words of similar import generally involve forward-looking statements.

Important events and uncertainties that could cause the actual results to differ include, but are not necessarily limited to: the ongoing impact on our business of our net loss in 2011 and our inability to continue our return to profitability in a timely manner, if at all; the amount of indemnification obligations, purchase price adjustments and charges related to the divestitures and realignment initiatives described above; the failure to successfully implement the Company’s business strategy despite the completion of the divestitures and realignment initiatives described above; cancellation of our reinsurance contracts by cedents; market conditions affecting our common share price; pricing changes in our industry; the possibility of severe or unanticipated losses from natural or man-made catastrophes; the effectiveness of our loss limitation methods; our dependence on principal employees; the cyclical nature of the insurance and reinsurance business; the levels of new and renewal business achieved and the premium environment; the sensitivity of our business to financial strength ratings established by independent rating agencies; the impact of our financial strength ratings and the consequences to our business of any downgrade; the estimates reported by cedents and brokers on pro-rata contracts and certain excess of loss contracts in which the deposit premium is not specified; the inherent uncertainties of establishing reserves for loss and loss adjustment expenses, and our reliance on industry loss estimates and those generated by modeling techniques; unanticipated adjustments to premium estimates; changes in the availability, cost or quality of reinsurance or retrocessional coverage; our exposure to many different counterparties in the financial service industry, and the related credit risk of counterparty default; changes in general economic conditions; changes in governmental regulation or tax laws in the jurisdictions where we conduct business; our need for financial flexibility to maintain our current level of business; the amount and timing of reinsurance recoverables and reimbursements we actually receive from our reinsurers; the overall level of competition, and the related demand and supply and premium dynamics in our markets relating to growing capital levels in the insurance and reinsurance industries; the investment environment, declining demand due to increased retentions by cedents and other factors; and the impact of Eurozone instability and terrorist activities on the economy.

Additionally, the proposed transaction between Flagstone and Validus described above is subject to risks and uncertainties, including: (A) that Flagstone and Validus may be unable to complete the proposed transaction because, among other reasons, conditions to the completion of the proposed transaction may not be satisfied or waived; (B) uncertainty as to the timing of completion of the proposed transaction; (C) uncertainty as to the actual premium (if any) that will be realized by Flagstone shareholders in connection with the proposed transaction; (D) uncertainty as to the long-term value of Validus common shares; (E) failure to realize the anticipated benefits of the proposed transaction, including as a result of failure or delay in integrating Flagstone’s businesses into Validus; and (F) the outcome of any legal proceedings to the extent initiated against Validus, Flagstone and others following the announcement of the proposed transaction, as well as Validus and Flagstone management’s response to any of the aforementioned risks and uncertainties.

Following the announcement of the proposed transaction between Validus and Flagstone, all three of the rating agencies covering Flagstone announced positive ratings actions.  On August 31, 2012, Moody’s Investor Services affirmed Flagstone Suisse’s financial strength rating of A3, and revised the outlook from negative to stable. On August 31, 2012, A.M. Best Co. placed Flagstone’s financial strength rating of A- (Excellent) under review with developing implications. On September 4, 2012, Fitch Ratings revised the Rating Watch on Flagstone’s A- financial strength rating to Evolving from Negative.  All three rating agencies indicated that a failure to complete the proposed transaction between Flagstone and Validus would have negative ratings implications.

A downgrade by any rating organization could result in a significant reduction in the number of reinsurance contracts we write and in a substantial loss of business as our customers, and brokers that place such business, move to other competitors with higher financial strength ratings, as well as resulting in negative consequences for our results of operations, cash flows, competitive position and business prospects.  Although we regularly provide financial and other information to rating agencies to both maintain and enhance existing financial strength ratings, we cannot assure that our financial strength ratings will not be downgraded in the future by any of these agencies.

FLAGSTONE REINSURANCE HOLDINGS, S.A.

We seek to maintain a prudent amount of capital for our business and maintain our overall financial flexibility. When assessing our financial position and potential capital needs, we consider, among other things, the low investment returns environment, our recent and potential net exposure to losses associated with catastrophic events, the amount of and changes in our reserves, underwriting opportunities and market conditions. We may decide to raise additional capital in the future to continue and/or invest in our existing businesses or write new business, although any such decision will be dependent on then-existing market and other conditions.

These and other events that could cause actual results to differ are discussed in more detail from time to time in our filings with the SEC.  We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. Federal securities laws.  Readers are cautioned not to place undue reliance on these forward-looking statements, which are subject to significant uncertainties and speak only as of the date on which they are made.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
REGULATION G
NON-GAAP FINANCIAL MEASURES

In presenting the Company’s results, management has included and discussed non-GAAP financial measures.  Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business.   However, these measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP.

BASIC BOOK VALUE PER COMMON SHARE

Basic book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares outstanding at the end of the period plus vested restricted share units, giving no effect to dilutive securities.

DILUTED BOOK VALUE PER COMMON SHARE

The Company has included diluted book value per common share because it takes into account the effect of dilutive securities, therefore, the Company believes it is a better measure of calculating shareholder returns than basic book value per common share.  Diluted book value per common share is defined as total Flagstone shareholders’ equity divided by the number of common shares and common share equivalents outstanding at the end of the period including all potentially dilutive securities such as the warrant, performance share units and restricted share units.  When the effect of securities would be anti-dilutive, these securities are excluded from the calculation of diluted book value per common share.  The warrant was anti-dilutive and was excluded from the calculation of diluted book value per common share for all periods presented. For performance share units, the number of common share equivalents used in the denominator of the diluted book value per common share calculation does not include additional performance share units that could be issued to employees as result of the change of control triggered by the merger with Validus.

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY

Annualized net operating return on average Flagstone shareholders’ equity is defined as operating income (loss) (income (loss) from continuing operations adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) – other, net foreign exchange losses (gains), and non-recurring items) divided by average Flagstone shareholders’ equity (the sum of opening and closing Flagstone shareholders’ equity divided by two). The result is then annualized (a statistical technique whereby figures covering a period of less than one year are extended to cover a 12 month period).

DILUTED OPERATING INCOME (LOSS) PER COMMON SHARE

Diluted operating income (loss) per common share is defined as income (loss) from continuing operations adjusted for net realized and unrealized gains (losses) - investments, net realized and unrealized gains (losses) – other, net foreign exchange losses (gains), and non-recurring items divided by diluted weighted average common shares outstanding.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED STATEMENTS OF INCOME (LOSS) - QUARTERLY (Unaudited)

	Three months ended					Nine months ended		Year ended
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011	September 30, 2012	September 30, 2011	December 31, 2011
REVENUES
Gross premiums written	$4,042	$171,150	$170,228	$80,732	$92,162	$345,420	$708,965	$789,697
Premiums ceded	1,338	(6,285)	(84,899)	(37,529)	(30,577)	(89,846)	(193,736)	(231,265)
Net premiums written	5,380	164,865	85,329	43,203	61,585	255,574	515,229	558,432
Change in net unearned premiums	77,173	(62,366)	28,416	78,561	68,456	43,223	(65,515)	13,046
Net premiums earned	82,553	102,499	113,745	121,764	130,041	298,797	449,714	571,478
Net investment income	6,130	3,866	5,067	6,647	6,167	15,063	27,665	34,312
Net realized and unrealized gains (losses) - investments	5,970	5,365	18,103	(4,044)	(19,592)	29,438	(16,726)	(20,770)
Net realized and unrealized gains (losses) - other	5,589	(4,990)	6,383	7,503	(18,305)	6,982	(5,009)	2,494
Other income	2,187	1,546	2,811	1,372	1,376	6,544	4,062	5,434
Total revenues	102,429	108,286	146,109	133,242	99,687	356,824	459,706	592,948

EXPENSES
Loss and loss adjustment expenses	60,051	55,483	66,449	145,167	131,879	181,983	531,368	676,535
Acquisition costs	21,104	22,113	22,653	20,022	31,619	65,870	95,303	115,325
General and administrative expenses	18,287	17,533	20,910	28,509	17,785	56,730	56,178	84,686
Stock based compensation expense	901	1,289	950	1,704	2,000	3,140	(574)	1,131
Interest expense	2,750	2,965	2,958	2,789	3,137	8,673	8,879	11,668
Net foreign exchanges losses (gains)	5,859	(3,354)	4,231	1,414	(33,981)	6,736	3,067	4,481
Total expenses	108,952	96,029	118,151	199,605	152,439	323,132	694,221	893,826
(Loss) income from continuing operations before income taxes and interest in earnings of equity investments	(6,523)	12,257	27,958	(66,363)	(52,752)	33,692	(234,515)	(300,878)
(Provision) recovery for income tax	(569)	(185)	(128)	(354)	(668)	(882)	405	51
Interest in earnings of equity investments	-	270	18	(216)	(250)	288	(706)	(922)
(Loss) income from continuing operations	(7,092)	12,342	27,848	(66,933)	(53,670)	33,098	(234,816)	(301,749)
Income (loss) from discontinued operations, net of taxes	5,746	1,148	12,472	(17,630)	(5,769)	19,366	(4,032)	(21,662)
Net (loss) income	(1,346)	13,490	40,320	(84,563)	(59,439)	52,464	(238,848)	(323,411)
Less: (Income) loss attributable to noncontrolling interest	-	-	(1,135)	(595)	(106)	(1,135)	(2,127)	(2,722)
NET (LOSS) INCOME ATTRIBUTABLE TO FLAGSTONE	$(1,346)	$13,490	$39,185	$(85,159)	$(59,545)	$51,329	$(240,975)	$(326,133)

Net (loss) income	$(1,346)	$13,490	$40,320	$(84,563)	$(59,439)	$52,464	$(238,848)	$(323,411)
Change in currency translation adjustment	(2,803)	(4,669)	4,537	(1,915)	(8,677)	(2,935)	(4,927)	(6,842)
Change in defined benefit pension plan obligation	326	136	(208)	532	62	254	(96)	436
Comprehensive (loss) income	(3,823)	8,957	44,649	(85,946)	(68,054)	49,783	(243,871)	(329,817)
Less: Comprehensive loss attributable to noncontrolling interest	-	-	(1,135)	(595)	(106)	(1,135)	(2,127)	(2,722)
COMPREHENSIVE (LOSS) INCOME ATTRIBUTABLE TO FLAGSTONE	$(3,823)	$8,957	$43,514	$(86,541)	$(68,160)	$48,648	$(245,998)	$(332,539)

KEY RATIOS
Loss ratio	72.7%	54.1%	58.4%	119.2%	101.4%	60.9%	118.2%	118.4%
Acquisition cost ratio	25.6%	21.6%	19.9%	16.4%	24.3%	22.1%	21.2%	20.2%
General and administrative expense ratio (1)	23.2%	18.4%	19.2%	24.8%	15.2%	20.0%	12.4%	15.0%
Combined ratio	121.5%	94.1%	97.5%	160.4%	140.9%	103.0%	151.8%	153.6%

PER COMMON SHARE DATA
Weighted average common shares outstanding - Basic	71,352,487	71,352,487	70,678,937	70,391,286	70,380,852	71,128,790	70,041,621	70,129,756
Weighted average common shares outstanding - Diluted (2)	71,352,487	71,763,904	71,156,700	70,391,286	70,380,852	71,766,808	70,041,621	70,129,756

Net (loss) income attributable to Flagstone per common share - Basic	$(0.02)	$0.19	$0.55	$(1.21)	$(0.85)	$0.72	$(3.44)	$(4.65)
Net (loss) income attributable to Flagstone per common share - Diluted	$(0.02)	$0.19	$0.55	$(1.21)	$(0.85)	$0.72	$(3.44)	$(4.65)

(1) The general and administrative expense ratio is inclusive of general and administrative expenses and stock based compensation expense.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS AND
GEOGRAPHIC AREA OF RISK (Unaudited)

	Three months ended September 30,
	2012		2011
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Line of Business
Property catastrophe	$11,099	274.6%	$45,051	48.9%
Property	(13,172)	(325.9)%	19,898	21.6%
Short-tail specialty and casualty	6,115	151.3%	27,213	29.5%
Total	$4,042	100.0%	$92,162	100.0%

	Nine months ended September 30,
	2012		2011
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Line of Business
Property catastrophe	$244,196	70.7%	$417,306	58.9%
Property	53,493	15.5%	138,921	19.6%
Short-tail specialty and casualty	47,731	13.8%	152,738	21.5%
Total	$345,420	100.0%	$708,965	100.0%

	Three months ended September 30,
	2012		2011
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Geographic area of risk insured (1)
Caribbean	$(9,829)	(243.2)%	$2,006	2.2%
Europe	17,796	440.3%	16,220	17.6%
Japan and Australasia	4,806	118.9%	18,134	19.7%
North America	(17,252)	(426.8)%	22,154	24.0%
Worldwide risks (2)	4,339	107.3%	21,429	23.3%
Other	4,182	103.5%	12,219	13.2%
Total	$4,042	100.0%	$92,162	100.0%

	Nine months ended September 30,
	2012		2011
	Gross premiums written	Percentage of total	Gross premiums written	Percentage of total
Geographic area of risk insured (1)
Caribbean	$(845)	(0.2)%	$5,422	0.8%
Europe	85,799	24.8%	105,921	14.9%
Japan and Australasia	37,867	11.0%	88,439	12.5%
North America	162,306	47.0%	323,731	45.7%
Worldwide risks (2)	47,441	13.7%	146,761	20.7%
Other	12,852	3.7%	38,691	5.4%
Total	$345,420	100.0%	$708,965	100.0%

(1) Except as otherwise noted, each of these categories includes contracts that cover risks located primarily in the designated geographic area.
(2) Includes contracts that cover risks in two or more geographic zones.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CONSOLIDATED BALANCE SHEETS (Unaudited)

	As at
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
ASSETS
Investments:
Fixed maturity investments, at fair value	$350,262	$333,674	$1,132,101	$1,138,435	$1,211,335
Short term investments, at fair value	719,294	696,838	7,473	10,616	9,452
Other investments	101,796	142,504	131,590	125,534	127,815
Total investments	1,171,352	1,173,016	1,271,164	1,274,585	1,348,602
Cash and cash equivalents	307,499	186,251	217,050	249,424	214,052
Restricted cash	22,629	17,823	22,144	17,538	25,155
Premium balances receivable	209,344	273,744	254,948	236,375	323,549
Unearned premiums ceded	29,934	58,679	82,904	30,550	55,517
Reinsurance recoverable	126,003	232,784	251,207	271,183	221,662
Accrued interest receivable	2,452	2,607	9,914	12,950	12,565
Receivable for investments sold	-	2,435	4,060	18	3,964
Deferred acquisition costs	29,372	50,144	39,735	38,155	43,739
Funds withheld	24,371	25,983	20,680	25,116	28,570
Goodwill	-	-	-	-	3,108
Other assets	96,355	110,919	120,569	160,950	214,933
Assets held for sale including discontinued operations	16,524	439,641	540,123	461,651	495,862
Total assets	$2,035,835	$2,574,026	$2,834,498	$2,778,496	$2,991,278

LIABILITIES
Loss and loss adjustment expense reserves	$668,973	$682,329	$849,975	$897,368	$857,873
Unearned premiums	188,010	292,109	242,341	215,316	320,407
Insurance and reinsurance balances payable	34,982	45,454	104,266	75,433	80,145
Payable for investments purchased	3,248	2,494	44,781	6,255	20,986
Long term debt	250,456	250,202	251,088	250,575	251,167
Other liabilities	59,321	70,964	52,702	54,059	76,101
Liabilities of discontinued operations held for sale	-	393,814	441,409	472,957	490,711
Total liabilities	1,204,990	1,737,366	1,986,562	1,971,963	2,097,390

EQUITY
Common voting shares	845	845	845	845	845
Common shares held in treasury, at cost	(150,202)	(150,202)	(150,202)	(160,448)	(161,701)
Additional paid-in capital	855,722	857,714	859,327	872,819	875,481
Accumulated other comprehensive loss	(15,265)	(12,788)	(8,255)	(12,584)	(11,201)
Retained earnings	139,745	141,091	127,601	88,416	173,574
Total Flagstone shareholders' equity	830,845	836,660	829,316	789,048	876,998
Noncontrolling interest in subsidiaries (1)	-	-	18,620	17,485	16,890
Total equity	830,845	836,660	847,936	806,533	893,888
Total liabilities and equity	$2,035,835	$2,574,026	$2,834,498	$2,778,496	$2,991,278

Basic book value per common share	$11.64	$11.73	$11.62	$11.21	$12.46
Diluted book value per common share	$11.45	$11.52	$11.42	$10.90	$12.11
Debt to total capitalization (2)	23.2%	23.0%	23.2%	24.1%	22.3%

(1)Prior to June 30, 2012, noncontrolling interest in subsidiaries included Island Heritage.
(2)Comprises long term debt divided by the sum of long term debt plus Flagstone shareholders' equity.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
INVESTMENT PORTFOLIO COMPOSITION (Unaudited)

	As at
TYPE OF INVESTMENT	September 30, 2012		June 30, 2012		March 31, 2012		December 31, 2011		September 30, 2011
U.S. government and agency securities	$-	0.0%	$-	0.0%	$318,230	25.0%	$323,781	25.5%	$200,375	14.9%
Other foreign governments	21,712	1.8%	21,356	1.8%	77,485	6.1%	109,515	8.6%	245,272	18.2%
Corporates	-	0.0%	-	0.0%	402,720	31.7%	472,346	37.1%	500,961	37.1%
Mortgage-backed securities	137,967	11.8%	131,644	11.2%	180,211	14.2%	175,090	13.7%	195,974	14.5%
Asset-backed securities	190,583	16.3%	180,674	15.4%	153,455	12.1%	57,703	4.5%	68,753	5.1%
Total fixed maturities	350,262	29.9%	333,674	28.4%	1,132,101	89.1%	1,138,435	89.4%	1,211,335	89.8%
Short term investments	719,294	61.4%	696,838	59.5%	7,473	0.6%	10,616	0.8%	9,452	0.7%
Total	1,069,556	91.3%	1,030,512	87.9%	1,139,574	89.7%	1,149,051	90.2%	1,220,787	90.5%
Other investments	101,796	8.7%	142,504	12.1%	131,590	10.3%	125,534	9.8%	127,815	9.5%
Total	$1,171,352	100.0%	$1,173,016	100.0%	$1,271,164	100.0%	$1,274,585	100.0%	$1,348,602	100.0%

CREDIT QUALITY OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
AAA	$1,039,268	97.2%	$1,002,469	97.3%	$732,603	64.3%	$695,931	60.6%	$720,226	59.0%
AA	268	0.0%	2,678	0.3%	115,641	10.1%	92,299	8.0%	152,066	12.5%
A	30,020	2.8%	24,998	2.4%	194,924	17.1%	231,143	20.1%	222,127	18.2%
BBB	-	0.0%	367	0.0%	96,406	8.5%	129,678	11.3%	126,368	10.3%
Total	$1,069,556	100.0%	$1,030,512	100.0%	$1,139,574	100.0%	$1,149,051	100.0%	$1,220,787	100.0%

MATURITY PROFILE OF FIXED MATURITIES AND SHORT TERM INVESTMENTS
Within one year	$719,294	67.2%	$696,838	67.6%	$11,638	1.0%	$29,663	2.6%	$37,793	3.1%
From one to five years	6,077	0.6%	4,269	0.4%	759,018	66.6%	754,709	65.6%	788,310	64.6%
From five to ten years	7,020	0.7%	9,062	0.9%	26,477	2.3%	107,461	9.4%	90,674	7.4%
Above ten years	8,615	0.8%	8,025	0.8%	8,775	0.8%	24,425	2.1%	39,284	3.2%
Asset-backed and mortgage-backed securities	328,550	30.7%	312,318	30.3%	333,666	29.3%	232,793	20.3%	264,726	21.7%
Total	$1,069,556	100.0%	$1,030,512	100.0%	$1,139,574	100.0%	$1,149,051	100.0%	$1,220,787	100.0%

Average credit quality	AAA		AAA		AA+		AA		AA+

OTHER INVESTMENTS
Investment funds	$70,951		$68,235		$66,507		$59,278		$60,846
Catastrophe bonds	28,354		71,762		62,827		64,016		64,485
Equity securities	45		61		81		82		110
Other investments	2,446		2,446		2,175		2,158		2,374
Total	$101,796		$142,504		$131,590		$125,534		$127,815

FLAGSTONE REINSURANCE HOLDINGS, S.A.
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS (Unaudited)

	Three months ended September 30, 2012			Three months ended June 30, 2012			Three months ended March 31, 2012
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$682,329	$(232,784)	$449,545	$849,975	$(251,207)	$598,768	$897,368	$(271,183)	$626,185

Incurred	60,793	(742)	60,051	54,583	900	55,483	58,570	7,879	66,449

Other (1)	8,549	(14)	8,535	(8,033)	37	(7,996)	6,961	(43)	6,918

Paid	(82,698)	107,537	24,839	(214,196)	17,486	(196,710)	(112,924)	12,140	(100,784)

End of period	$668,973	$(126,003)	$542,970	$682,329	$(232,784)	$449,545	$849,975	$(251,207)	$598,768

Paid to incurred percentage	136.0%	14,492.9%	(41.4)%	392.4%	(1,942.9)%	354.5%	192.8%	(154.1)%	151.7%

	Three months ended December 31, 2011			Three months ended September 30, 2011
Loss and loss adjustment expense reserves	Gross	Recoveries	Net	Gross	Recoveries	Net

Beginning of period	$857,873	$(221,662)	$636,211	$877,090	$(168,407)	$706,683

Incurred	201,910	(56,743)	145,167	191,446	(59,567)	131,879

Other (1)	6,768	(355)	6,413	(44,897)	568	(44,329)

Paid	(169,183)	7,577	(161,606)	(165,766)	5,744	(160,022)

End of period	$897,368	$(271,183)	$626,185	$857,873	$(221,662)	$636,211

Paid to incurred percentage	83.8%	13.4%	111.3%	86.6%	9.6%	121.3%

(1) This amount represents the movement in reserves as a result of foreign exchange movements. As well in the three months ended June 30, 2012 and the three months ended September 30, 2012, the movement of reserves from intercompany to third party following the disposal of Island Heritage and Lloyds is also included.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
CAPITALIZATION (Unaudited)

	As at
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011

Long term debt	$250,456	$250,202	$251,088	$250,575	$251,167
Flagstone shareholders’ equity	830,845	836,660	829,316	789,048	876,998
Total capitalization	$1,081,301	$1,086,862	$1,080,404	$1,039,623	$1,128,165

Leverage ratio:
Debt to total capitalization	23.2%	23.0%	23.2%	24.1%	22.3%

		September 30, 2012		September 30, 2011
		Debt or Facility Principal	Outstanding	Debt or Facility Principal	Outstanding
Debt and financing arrangements
Junior Subordinated Deferrable Interest Notes (a)		$25,000	$25,000	$25,000	$25,000
Junior Subordinated Deferrable Interest Notes (b)		$100,000	$88,750	$100,000	$88,750
Deferrable Interest Debentures (c)		$120,000	$120,000	$120,000	$120,000
Deferrable Interest Debentures (d)		€13,000	€13,000	€13,000	€13,000
Letter of credit facility (e)		$550,000	$371,653	$550,000	$427,200
Letter of credit facility (f)		$200,000	$5,133	$200,000	$30,277

Notes:
(a) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 310 basis points per annum reset quarterly.  The notes mature on September 15, 2037, and may be called at par by the Issuer at any time after September 15, 2012.

(b) The Junior Subordinated Deferrable Interest Notes have a floating rate equal to LIBOR plus 300 basis points per annum reset quarterly.  The notes mature on July 30, 2037, and may be called at par by the Issuer at any time after July 30, 2012.

(c) The Deferrable Interest Debentures have a floating rate equal to LIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036, and may be called at par by the Issuer at any time after September 15, 2011.

(d) The Deferrable Interest Debentures have a floating rate equal to EURIBOR plus 354 basis points per annum reset quarterly.  The notes mature on September 15, 2036 and may be called at par by the Issuer at any time after September 15, 2011.

(e) On December 21, 2010, Flagstone Suisse and Flagstone Capital Management Luxembourg SICAF – FIS entered into a secured $550.0 million standby letter of credit facility with Citibank Europe Plc.  The drawn amount of the facility at September 30, 2012, was secured by $406.2 million of fixed maturity securities from the Company's investment portfolio. This replaces a $450 million facility with Citibank previously in place with Flagstone Suisse.

(f) On August 31, 2011, Flagstone Suisse and Flagstone Capital Management Luxembourg SICAF - FIS entered into a $200.0 million secured committed letter of credit facility with Barclays Bank Plc.  The drawn amount of the facility at September 30, 2012, was secured by $5.4 million of fixed maturity securities from the Company's investment portfolio.  This replaces a $200 million facility with Barclays Bank Plc which commenced on March 5, 2009.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP (Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011

Net (loss) income attributable to Flagstone	$(1,346)	$(59,545)	$51,329	$(240,975)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average common shares outstanding - Basic (1)	71,352,487	70,380,852	71,128,790	70,041,621

Dilutive share equivalents:
Weighted average unvested restricted share units (2)	-	-	151,567	-
Weighted average unvested performance share units	-	-	486,451	-
Weighted average common shares outstanding - Diluted	71,352,487	70,380,852	71,766,808	70,041,621

EARNINGS (LOSS) PER COMMON SHARE
Basic	$(0.02)	$(0.85)	$0.72	$(3.44)
Diluted	$(0.02)	$(0.85)	$0.72	$(3.44)

(1) Includes weighted average vested restricted share units.
(2) Dilutive share equivalents have been excluded in the weighted average common shares used for the calculation of diluted earnings per share in periods of net loss because the effect of such securities would be anti-dilutive.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NON-GAAP FINANCIAL MEASURES RECONCILIATION
BASIC AND DILUTED BOOK VALUE PER COMMON SHARE (Unaudited)

	As at
	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	September 30, 2011
DILUTIVE COMMON SHARES AS IF OUTSTANDING
Flagstone shareholders’ equity	$830,845	$836,660	$829,316	$789,048	$876,998
Cumulative distributions paid per outstanding common share	0.84	0.80	0.76	0.72	0.68
Common shares outstanding	71,058,922	71,058,922	71,058,922	70,167,142	70,058,168
add in:
vested restricted share units	293,565	293,565	293,565	233,709	322,684
Total common shares and common share equivalents outstanding	71,352,487	71,352,487	71,352,487	70,400,851	70,380,852

Basic book value per common share	$11.64	$11.73	$11.62	$11.21	$12.46

Basic book value per common share plus accumulated distributions (1)	$12.48	$12.53	$12.38	$11.93	$13.14

Diluted book value on an "as if converted basis"
Flagstone shareholders' equity	$830,845	$836,660	$829,316	$789,048	$876,998
add in:
proceeds on exercise of warrant (2)	-	-	-	-	-
Adjusted Flagstone shareholders' equity	$830,845	$836,660	$829,316	$789,048	$876,998

Cumulative distributions paid per outstanding common share	$0.84	$0.80	$0.76	$0.72	$0.68

As if converted diluted shares outstanding
Common shares and share equivalents outstanding	71,352,487	71,352,487	71,352,487	70,400,851	70,380,852
add in:
vesting of performance share units	987,950	1,010,800	1,016,050	1,676,125	1,762,442
vesting of restricted share units	214,350	250,950	260,050	290,470	275,320
Diluted common shares outstanding	72,554,787	72,614,237	72,628,587	72,367,446	72,418,614

Diluted book value per common share	$11.45	$11.52	$11.42	$10.90	$12.11

Diluted book value per common share plus accumulated distributions (1)	$12.29	$12.32	$12.18	$11.62	$12.79

Change in diluted book value per common share: Quarter	(0.6)%	0.9%	4.7%	(10.1)%	(7.4)%
Change in diluted book value per common share adjusted for distributions: Quarter (3)	(0.3)%	1.3%	5.1%	(9.6)%	(7.1)%
Change in diluted book value per common share adjusted for distributions: Rolling 12 months (3)	6.1%	6.4%	5.1%	(28.7)%	(21.2)%
Annualized change in diluted book value per common share adjusted for distributions since inception	3.3%	3.5%	3.4%	2.8%	4.6%

(1) Basic and diluted book value per common share plus accumulated distributions is calculated by dividing the sum of Flagstone shareholders' equity and cumulative distributions declared by diluted common shares outstanding.

(2) Diluted book value per common share incorporates the assumption that the warrant would not be exercised at the end of any period where the share price is less than the strike price.
(3) Change in diluted book value per common share adjusted for distributions is the internal rate of return of the increase in diluted book value per common share plus accumulated distributions declared in the period.

FLAGSTONE REINSURANCE HOLDINGS, S.A.
NON-GAAP FINANCIAL MEASURE RECONCILIATION
NET OPERATING INCOME (LOSS) (Unaudited)

	Three months ended September 30,		Nine months ended September 30,
	2012	2011	2012	2011

(Loss) income from continuing operations	$(7,092)	$(53,670)	$33,098	$(234,816)

ADJUSTMENTS FOR:
Net realized and unrealized (gains) losses - investments	(5,970)	19,592	(29,438)	16,726
Net realized and unrealized (gains) losses - other	(5,589)	18,305	(6,982)	5,009
Net foreign exchange losses (gains)	5,859	(33,981)	6,736	3,067

NET OPERATING (LOSS) INCOME	$(12,792)	$(49,754)	$3,414	$(210,014)

AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	$833,753	$911,951	$809,947	$1,005,866

ANNUALIZED NET OPERATING RETURN ON AVERAGE FLAGSTONE SHAREHOLDERS’ EQUITY	(6.1)%	(21.8)%	0.6%	(27.8)%